IVY FUNDS
Fixed Income and Money Market Funds
Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund
Ivy Money Market Fund
Supplement Dated April 30, 2004 To Prospectus Dated January 28, 2004
(and supplemented February 26, 2004)
The following information replaces the disclosure regarding the management of Ivy Mortgage Securities Fund in the Section entitled "Portfolio Management":
Ivy Mortgage Securities Fund: Christopher R. Siebald and David Land are primarily responsible for the management of Ivy Mortgage Securities Fund. Mr. Siebald has held his Portfolio responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Mortgage Securities Fund, Inc., since August 2003. He has been Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Siebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003, and as Director of Portfolio Management, GMAC-RFC from January 1998 through July 2000.
David Land has held his responsibilities for Ivy Mortgage Securities Fund since April 2004. As a member of the Advantus Capital Management Fixed Income Total Return Group, Mr. Land is responsible for the mortgage-backed and asset-backed security portfolios and also contributes to the performance of the aggregate bond portfolios. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. From 1998 through July 2000, Mr. Land was Vice President and Senior Fixed Income Manager for Ohio Casualty Group. He is a Chartered Financial Analyst.
WRS3400B
530682